                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 4, 2003

                           DVI Receivables Corp. VIII
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             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                333-81454             25-1824148
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       (State or Other            (Commission          (IRS Employer
  Jurisdiction of Formation)      File Number)      Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929


       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  Other Events and Required FD Disclosure

DVI Receivables Corp. VIII is filing this Amendment to its Current Report on Form 8-K originally filed on October 29, 2003 to correct an error at the end of the second paragraph of Exhibit 99.1 thereto (Letter from DVI Financial Services Inc., to Timothy G. Pillar, Vice President, U.S. Bank Corporate Trust Services, dated October 29, 2003), which stated that "DVI FS estimates that such advances in October would be $10.6 million" and should have read "DVI FS estimates that such advances in October would be $9.3 million."
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DVI Receivables Corp. VIII

                                                By:   /s/ John P. Boyle
                                                      -----------------------
                                                      John P. Boyle
                                                      Chief Executive Officer

Dated:  November 4, 2003